                         ANNUAL REPORT OCTOBER 31, 1998

                                   OPPENHEIMER

                                   QUEST VALUE
                                    FUND, INC.

                                     [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 9 Fund Performance

13 Financial Statements

31 Report of
   Independent
   Accountants

32 Federal
   Income Tax
   Information

33 Officers and
   Directors

36 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
- THE FUND SEEKS HIGH-QUALITY COMPANIES WITH STRONG RETURNS on capital whose true business worth is not reflected in their stock prices.

- THE RECENT STOCK MARKET CORRECTION HAS CREATED OPPORTUNITIES TO BUY sound businesses at attractive prices.

- WE HAVE FAVORED COMPANIES that demonstrate a commitment to creating shareholder value through stock repurchase programs.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 10/31/98

CLASS A
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
 9.87%              3.56%

CLASS B
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
 9.38%              4.38%

CLASS C
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
 9.32%              8.32%

CLASS Y
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
 10.36%             10.36%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                     2  Oppenheimer Quest Value Fund, Inc.

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Value Fund, Inc.


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------
In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 20, 1998

                     3  Oppenheimer Quest Value Fund, Inc.

"WE LOOK FOR COMPANIES WITH HIGH RETURNS ON CAPITAL WHOSE TRUE BUSINESS WORTH IS NOT REFLECTED IN THEIR STOCK PRICES."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM OVER THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1998?

The fiscal year that ended October 31, 1998, proved to be an exceptionally difficult period for value stocks, precisely the types of stocks on which the Fund focuses. Specifically, the Fund's performance was hurt by our large exposure to financial stocks, which have underperformed this year.

HOW HAVE THE FUND'S HOLDINGS FARED DURING THE STOCK MARKET CORRECTION THAT BEGAN IN MID-JULY?

The stock market decline touched almost all stocks, and the value-oriented stocks in the Fund's portfolio were not immune. Some holdings declined in line with the market, although others held up quite well. In the subsequent recovery period, our stocks have performed quite strongly.

       We believe it is always important to adhere to our value investment discipline, but even more so in volatile markets. These periods provide excellent opportunities for us to identify well-positioned companies which are temporarily out of favor with the market.

HOW DO YOU SEEK TO MANAGE RISK IN THE PORTFOLIO?

We employ two primary risk management tools. First, is to insist upon high quality in the businesses in which we invest. We measure quality by the ability of a company to sustain superior profitability over the course of a business cycle. A strong competitive position is the key to accomplishing this. Second, we seek to reduce valuation risk by using a strict discipline that limits the price we will pay for even the most attractive business. In our view, even a great business can be a poor investment if the price is too high.


                     4  Oppenheimer Quest Value Fund, Inc.

[PHOTO]

PORTFOLIO MANAGEMENT
(L to R)
David Phillips,
Eileen Rominger
(Portfolio Manager)


HAS RECENT MARKET VOLATILITY CREATED ANY ATTRACTIVE VALUES IN THE MARKET?

The market volatility in September and October created some terrific opportunities to build positions in very solid companies. The market's weakness during the period was not particularly selective, so we found very high quality companies that were selling at bargain prices.

ARE THERE SPECIFIC TYPES OF COMPANIES OR INDUSTRIES IN WHICH YOU ARE FINDING PARTICULARLY ATTRACTIVE VALUES?

Our investment approach is to build the portfolio one stock at a time, from the bottom-up. However, this approach has led to a larger number of holdings in certain market sectors. For example, the property-casualty industry is one in which a few select companies appear to represent attractive values. It is a cyclical industry in which competitors are currently staging a "price war" to increase their market share. But for some companies, cash flow remains very strong and that cash flow is being used in ways to create value for shareholders. These companies have little sensitivity to any potential weakness in the general economy, and may indeed have seen the worst of their own business cycle. At current prices we believe certain property-casualty businesses represent good potential on the upside.

                     5  Oppenheimer Quest Value Fund, Inc.

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/98(1)

CLASS A

1 year     5 year    10 year
-6.22%     14.92%    14.02%

CLASS B
                     Since
1 year     5 year    Inception
-5.75%     15.47%    15.06%

CLASS C
                     Since
1 year     5 year    Inception
-1.97%     15.70%    15.17%

CLASS Y
                     Since
1 year     5 year    Inception
-0.12%     N/A       13.87%


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

We are also attracted to companies that are returning excess cash flow to shareholders in the form of share repurchase programs. Companies who repurchase shares during periods of market uncertainty are sending a clear message that they have confidence in the future strength of their businesses. For most companies, the financial impact of this is the increased value of their stock. Measures such as cash flow per share and earnings per share are enhanced. Share repurchase programs represent a powerful and flexible financial tool that we always look for, but particularly during periods of market uncertainty.

HAVE YOU CHANGED THE FUND'S COMPOSITION SUBSTANTIALLY BECAUSE OF THE CORRECTION?

Changes in the portfolio have been incremental. We take a long-term view of the companies in which we invest. Indeed, a number of stocks have been strong contributors in the portfolio for five and even ten years. On average, the holding period has tended to be about three years.

        We try to avoid making dramatic portfolio changes based on only a short-term outlook, even during periods of transition in the market. Rather, we try to make sure that the portfolio is positioned optimally in terms of potential risk and reward over the coming year or so.

                     6  Oppenheimer Quest Value Fund, Inc.

THE FUND'S CASH POSITION IS APPROXIMATELY 20% OF ASSETS AS OF OCTOBER 31. DO YOU PLAN TO DEPLOY THOSE ASSETS ANYTIME SOON?

We are eager to find opportunities to put our cash to work, but we won't do so indiscriminately. So far during this correction, purchases of new holdings have been offset by sales of existing positions, so we have not yet tapped our cash reserves.

WHAT DO YOU BELIEVE THE NEXT FEW MONTHS HAVE IN STORE FOR INVESTORS?

We are very optimistic about the prospects for the value style of investing. In fact, we believe that the opportunity to find compelling values in the stock market is the best we've seen in ten years. In our view, the market is in the midst of a period of disarray, creating opportunities for investors willing to evaluate companies according to objective criteria such as returns on capital.










1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/30/80. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     7  Oppenheimer Quest Value Fund, Inc.

ASSET ALLOCATION(2)

GRAPHIC (PIE CHART)
- Equities          78.5%
- Cash Equivalents  21.5


By objectively evaluating companies one at a time, we can overlook short-term emotional influences and focus instead on producing attractive long-term returns while controlling risk. We believe our time-tested, value-oriented management style is part of The Right Way to Invest in these uncertain markets.

TOP 10 STOCK HOLDINGS(2)
--------------------------------------------------------------------------------
  Exel Ltd., Cl. A                                                        5.9%
--------------------------------------------------------------------------------
  ACE Ltd.                                                                4.5
--------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                                                3.1
--------------------------------------------------------------------------------
  Conseco, Inc.                                                           2.9
--------------------------------------------------------------------------------
  Textron, Inc.                                                           2.7
--------------------------------------------------------------------------------
  Lockheed Martin Corp.                                                   2.6
--------------------------------------------------------------------------------
  Freddie Mac                                                             2.6
--------------------------------------------------------------------------------
  Dover Corp.                                                             2.6
--------------------------------------------------------------------------------
  Everest Reinsurance Holdings, Inc.                                      2.6
--------------------------------------------------------------------------------
  McDonald's Corp.                                                        2.5
--------------------------------------------------------------------------------


TOP 5 INDUSTRIES(2)
--------------------------------------------------------------------------------
  Insurance                                                              20.3%
--------------------------------------------------------------------------------
  Manufacturing                                                          13.3
--------------------------------------------------------------------------------
  Leisure & Entertainment                                                 5.8
--------------------------------------------------------------------------------
  Diversified Financial                                                   4.2
--------------------------------------------------------------------------------
  Banks                                                                   4.2
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.

                     8  Oppenheimer Quest Value Fund, Inc.

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended October 31, 1998, Oppenheimer Quest Value Fund, Inc.'s performance was strongly influenced by the management team's value-oriented investment approach and a difficult environment for value stocks. By seeking businesses with strong returns on capital and undervalued stock prices, the Fund's management was able to participate in the stock market's gains during most of the year. Later in the year, when the stock market experienced a sharp correction, the Fund's performance was hurt by its large exposure to financial stocks. However, the Fund's management was able to find some inexpensive securities with potential for strong returns on capital. The Fund's portfolio holdings, allocations and management strategies are subject to change.

       - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class Y shares, performance is measured from the inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

        The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                     9  Oppenheimer Quest Value Fund, Inc.

FUND PERFORMANCE
--------------------------------------------------------------------------------

[The following table was originally a line graph in the printed materials.]

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class A) and S&P 500 Index

                        Oppenheimer Quest                  S&P
                         Value Fund, Inc.                  500
    Date                     Class A                      Index
    1988                        943                        1000
    1989                       1090                        1264
    1990                        944                        1169
    1991                       1302                        1560
    1992                       1542                        1715
    1993                       1731                        1971
    1994                       1818                        2047
    1995                       2268                        2587
    1996                       2912                        3210
    1997                       3652                        4240
    1998                       4013                        5173

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/98(1)
1 YEAR  3.56%       5 YEAR  16.91%      10 YEAR  14.91%


[The following table was originally a line graph in the printed materials.]

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class B) and S&P 500 Index

                           Oppenheimer Quest                  S&P
                            Value Fund, Inc.                  500
   Date                         Class B                      Index
   1993                          10000                       10000
 10/1993                          9882                       10128
   1994                          10319                       10519
   1995                          12805                       13297
   1996                          16359                       16499
   1997                          20403                       21796
   1998                          22216                       26589

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/98(2)
1 YEAR  4.38%       5 YEAR  17.49%      10 YEAR  16.71%


The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for S&P 500 Index in the graphs begins on 10/31/88 for Class A, 8/31/93 for both Class B and Class C, and 12/31/96 for Class Y.

1. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.


                     10  Oppenheimer Quest Value Fund, Inc.

[The following table was originally a line graph in the printed materials.]

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class C) and S&P 500 Index

                                Oppenheimer Quest                  S&P
                                 Value Fund, Inc.                  500
        Date                         Class C                      Index
        1993                          10000                       10000
      10/1993                          9874                       10128
        1994                          10313                       10519
        1995                          12798                       13297
        1996                          16347                       16499
        1997                          20400                       21796
        1998                          22301                       26589

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/98(3)
1 YEAR  8.32%       5 YEAR  17.70%      LIFE 16.79%


[The following table was originally a line graph in the printed materials.]

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Value Fund, Inc. (Class Y) and S&P 500 Index

                                Oppenheimer Quest                  S&P
                                 Value Fund, Inc.                  500
        Date                         Class Y                      Index
        1996                          10000                       10000
      10/1997                         12455                       12531
        1998                          13745                       15286

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 10/31/98(4)
1 YEAR  10.36%       LIFE  18.49%




3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                     11  Oppenheimer Quest Value Fund, Inc.

FINANCIALS
--------------------------------------------------------------------------------

















                     12  Oppenheimer Quest Value Fund, Inc.

STATEMENT OF INVESTMENTS  October 31, 1998

                                                                    MARKET VALUE
                                                     SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--79.4%
--------------------------------------------------------------------------------
BASIC MATERIALS--3.0%
--------------------------------------------------------------------------------
CHEMICALS--2.2%
Du Pont (E.I.) De Nemours & Co.                      410,000         $23,575,000
--------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.             320,000          11,980,000
                                                                     -----------
                                                                      35,555,000
--------------------------------------------------------------------------------
PAPER--0.8%
Champion International Corp.                         430,000          13,733,125
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--12.0%
--------------------------------------------------------------------------------
AUTOS & HOUSING--0.3%
Security Capital Group, Inc., Cl. B(1)               262,878           4,189,618
--------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.8%
AMR Corp.(1)                                         434,000          29,078,000
--------------------------------------------------------------------------------
Carnival Corp.                                       760,000          24,605,000
--------------------------------------------------------------------------------
McDonald's Corp.                                     630,000          42,131,250
                                                                     -----------
                                                                      95,814,250

--------------------------------------------------------------------------------
MEDIA--3.6%
Hollinger International, Inc.                        125,800           1,635,400
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                  511,000          25,262,562
--------------------------------------------------------------------------------
Reed International plc, Sponsored ADR                390,000          13,065,000
--------------------------------------------------------------------------------
WPP Group plc, Sponsored ADR                         366,000          18,208,500
                                                                     -----------
                                                                      58,171,462

--------------------------------------------------------------------------------
RETAIL: GENERAL--2.3%
May Department Stores Cos.                           623,000          38,003,000

                     13  Oppenheimer Quest Value Fund, Inc.

                                                                    MARKET VALUE
                                                     SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.1%
--------------------------------------------------------------------------------
FOOD--1.5%
Diageo plc, Sponsored ADR                            551,120         $24,214,835
--------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.4%
Becton, Dickinson & Co.                              671,000          28,265,875
--------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                            985,500          27,532,406
                                                                     -----------
                                                                      55,798,281

--------------------------------------------------------------------------------
TOBACCO--3.2%
Philip Morris Cos., Inc.                           1,015,000          51,891,875
--------------------------------------------------------------------------------
ENERGY--0.5%
--------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--0.5%
Anadarko Petroleum Corp.                             238,600           8,082,575
--------------------------------------------------------------------------------
OIL-INTEGRATED--0.0%
PanCanadian Petroleum Ltd.                            24,500             322,431
--------------------------------------------------------------------------------
FINANCIAL--29.0%
--------------------------------------------------------------------------------
BANKS--4.2%
BankBoston Corp.                                     546,000          20,099,625
--------------------------------------------------------------------------------
Citigroup, Inc.                                      500,000          23,531,250
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     69,666          25,776,420
                                                                     -----------
                                                                      69,407,295

                     14  Oppenheimer Quest Value Fund, Inc.

                                                                    MARKET VALUE
                                                     SHARES         SEE NOTE 1
DIVERSIFIED FINANCIAL--4.3%
Countrywide Credit Industries, Inc.                  627,500         $27,100,156
--------------------------------------------------------------------------------
Freddie Mac                                          752,000          43,240,000
                                                                   -------------
                                                                      70,340,156

--------------------------------------------------------------------------------
INSURANCE--20.5%
ACE Ltd.                                           2,219,200          75,175,400
--------------------------------------------------------------------------------
AFLAC, Inc.                                          738,100          28,140,062
--------------------------------------------------------------------------------
American International Group, Inc.                   132,750          11,316,937
--------------------------------------------------------------------------------
Conseco, Inc.                                      1,397,998          48,493,056
--------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                 1,240,000          42,702,500
--------------------------------------------------------------------------------
Exel Ltd., Cl.  A                                  1,280,721          97,895,111
--------------------------------------------------------------------------------
General Re Corp.                                     144,000          31,635,000
--------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                      7,300             379,144
--------------------------------------------------------------------------------
Terra Nova (Bermuda) Holdings Ltd., Cl. A             13,200             366,300
                                                                    ------------
                                                                    $336,103,510

--------------------------------------------------------------------------------
INDUSTRIAL--18.6%
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.5%
Rockwell International Corp.                       1,015,000          41,678,438
--------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.5%
Armstrong World Industries, Inc.                     120,000           7,440,000
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.7%
Donnelley (R.R.) & Sons Co.                          280,000          12,075,000

                     15  Oppenheimer Quest Value Fund, Inc.

                                                                    MARKET VALUE
                                                     SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MANUFACTURING--13.4%

AlliedSignal, Inc.                                  999,300       $   38,910,244
--------------------------------------------------------------------------------
Caterpillar, Inc.                                   580,000           26,100,000
--------------------------------------------------------------------------------
Dover Corp.                                       1,360,000           43,180,000
--------------------------------------------------------------------------------
LucasVarity plc, ADR                                820,100           28,703,500
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                470,000           37,600,000
--------------------------------------------------------------------------------
Textron, Inc.                                       610,000           45,368,750
                                                                  --------------
                                                                     219,862,494

--------------------------------------------------------------------------------
TRANSPORTATION--1.5%
Canadian Pacific Ltd. (New)                       1,087,500           24,604,688
--------------------------------------------------------------------------------
TECHNOLOGY--6.9%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE--4.0%
General Dynamics Corp.                              370,000           21,899,375
--------------------------------------------------------------------------------
Lockheed Martin Corp.                               390,000           43,436,250
                                                                  --------------
                                                                      65,335,625

--------------------------------------------------------------------------------
ELECTRONICS--2.9%
Arrow Electronics, Inc.(1)                          159,000            3,468,188
--------------------------------------------------------------------------------
Avnet, Inc.                                         381,000           18,954,750
--------------------------------------------------------------------------------
Solectron Corp.(2)                                  430,000           24,617,500
                                                                  --------------
                                                                      47,040,438

--------------------------------------------------------------------------------
UTILITIES--1.3%
--------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
Sprint Corp.                                        285,200           21,889,100
                                                                  --------------
Total Common Stocks (Cost $1,006,165,674)                          1,301,553,196

                     16  Oppenheimer Quest Value Fund, Inc.

                                                                        MARKET VALUE
                                                      SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------
SHORT-TERM NOTES--21.7%(2)
---------------------------------------------------------------------------------------
Amex Credit Corp., 5.20%, 11/9/98                       $31,855,000      $   31,818,190
---------------------------------------------------------------------------------------
Daimler-Benz NA, 5.30%, 11/12/98                         35,000,000          34,943,319
---------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.78%, 11/18/98                   6,855,000           6,839,527
---------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.06%, 11/16/98                 50,000,000          49,894,583
---------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.22%, 11/4/98                  10,750,000          10,745,324
---------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.27%, 11/13/98                    195,000             194,657
---------------------------------------------------------------------------------------
General Electric Capital Corp., 5.50%, 11/16/98          36,933,000          36,852,517
---------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 12/2/98          26,166,000          26,051,313
---------------------------------------------------------------------------------------
Household Finance Corp., 5%, 12/3/98                      3,299,000           3,284,338
---------------------------------------------------------------------------------------
Household Finance Corp., 5.09%, 11/12/98                  7,805,000           7,792,861
---------------------------------------------------------------------------------------
Household Finance Corp., 5.25%, 11/12/98                 13,230,000          13,208,777
---------------------------------------------------------------------------------------
Household Finance Corp., 5.28%, 11/16/98                 23,560,000          23,508,168
---------------------------------------------------------------------------------------
IBM Credit Corp., 5.20%, 11/2/98                         50,000,000          49,992,778
---------------------------------------------------------------------------------------
John Deere Capital Corp., 5.27%, 11/9/98                 17,494,000          17,473,513
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.09%, 12/7/98                 7,187,000           7,150,418
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.12%, 12/10/98               37,149,000          36,942,947
                                                                         --------------
Total Short-Term Notes (Cost $356,693,230)                                  356,693,230

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,362,858,904)             101.1%      1,658,246,426
---------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                          (1.1)        (18,209,526)
                                                         ----------      --------------
NET ASSETS                                                    100.0%     $1,640,036,900
                                                         ==========      ==============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                     17  Oppenheimer Quest Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1998


=================================================================================================
ASSETS
Investments, at value (cost $1,362,858,904)---see accompanying statement           $1,658,246,426
-------------------------------------------------------------------------------------------------
Cash                                                                                    5,326,293
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                            4,510,610
Interest and dividends                                                                  1,324,669
Other                                                                                       7,694
                                                                                   ==============
Total assets                                                                        1,669,415,692

=================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                  26,650,682
Shares of capital stock redeemed                                                        1,991,616
Distribution and service plan fees                                                        316,147
Transfer and shareholder servicing agent fees                                             176,991
Directors' fees                                                                            24,685
Other                                                                                     218,671
                                                                                   ==============
Total liabilities                                                                      29,378,792

=================================================================================================
NET ASSETS                                                                         $1,640,036,900
                                                                                   ==============

=================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                               $   76,976,346
-------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,193,461,374
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     8,975,648
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                               65,236,010
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                    295,387,522
                                                                                   --------------
Net assets                                                                         $1,640,036,900
                                                                                   ==============

                     18  Oppenheimer Quest Value Fund, Inc.

=========================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $976,655,252 and 45,508,537 shares of capital stock outstanding)                $21.46
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                        $22.77

------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $512,884,897 and
24,335,552 shares of capital stock outstanding)                                    $21.08

------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $140,460,735
and 6,666,294 shares of capital stock outstanding)                                 $21.07

------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $10,036,016 and 465,963 shares of capital stock outstanding)             $21.54

See accompanying Notes to Financial Statements.

                    19  Oppenheimer Quest Value Fund, Inc.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1998

================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $269,352)             $19,766,748
--------------------------------------------------------------------------------
Interest                                                              14,000,880
                                                                      ==========
Total income                                                          33,767,628

================================================================================
EXPENSES
Management fees--Note 4                                               12,618,225
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                4,261,498
Class B                                                                4,164,224
Class C                                                                1,160,000
--------------------------------------------------------------------------------
Transfer agent fees--Note 4:
Class A                                                                  996,010
Class B                                                                  483,281
Class C                                                                  137,011
Class Y                                                                    8,041
--------------------------------------------------------------------------------
Shareholder reports                                                      308,440
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  166,169
Class B                                                                  102,839
Class C                                                                   28,217
Class Y                                                                    2,446
--------------------------------------------------------------------------------
Directors' fees and expenses                                              68,773
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                           55,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                               52,041
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               39,513
--------------------------------------------------------------------------------
Other                                                                    141,778
                                                                      ----------
Total expenses                                                        24,793,506

================================================================================
NET INVESTMENT INCOME                                                  8,974,122

================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                      65,256,883

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments  25,203,846
                                                                      ----------
Net realized and unrealized gain                                      90,460,729

================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $99,434,851
                                                                     ===========

See accompanying Notes to Financial Statements.

                    20  Oppenheimer Quest Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED OCTOBER 31,
                                                                             1998                1997
================================================================================================================
OPERATIONS
Net investment income                                                         $    8,974,122       $   4,771,423
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 65,256,883          47,887,290
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             25,203,846         127,277,273
                                                                              --------------       -------------
Net increase in net assets resulting from operations                              99,434,851         179,935,986

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                           (3,823,240)         (1,801,385)
Class B                                                                             (722,471)           (107,344)
Class C                                                                             (193,326)            (27,574)
Class Y                                                                              (30,052)                 --
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                          (30,482,358)        (22,962,861)
Class B                                                                          (13,497,474)         (6,696,217)
Class C                                                                           (3,754,824)         (1,768,806)
Class Y                                                                             (142,429)                 --

================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase in net assets resulting from capital
stock transactions---Note 2:
Class A                                                                          244,992,480         186,699,902
Class B                                                                          203,694,646         151,470,057
Class C                                                                           55,117,897          42,571,844
Class Y                                                                            6,679,862           2,817,095

================================================================================================================
NET ASSETS
Total increase                                                                   557,273,562         530,130,697
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                            1,082,763,338         552,632,641
                                                                              --------------      --------------
End of period (including undistributed net investment
income of $8,975,648 and $4,754,927, respectively)                            $1,640,036,900      $1,082,763,338
                                                                              ==============      ==============

See accompanying Notes to Financial Statements.

                    21  Oppenheimer Quest Value Fund, Inc.

FINANCIAL HIGHLIGHTS


                                              CLASS A
                                              -----------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1998           1997           1996(2)       1995           1994
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $20.49         $17.30        $14.51         $12.59        $12.51
---------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                             .15            .11           .08            .12 (3)       .09(3)
Net realized and unrealized gain                 1.80           4.07          3.79           2.71           .50
                                               -------        -------       -------        -------       -------
Total income from investment
operations                                       1.95           4.18          3.87           2.83           .59
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.11)          (.07)         (.10)          (.08)         (.04)
Distributions from net realized gain             (.87)          (.92)         (.98)          (.83)         (.47)
                                               -------        -------       -------        -------       -------
Total dividends and distributions
to shareholders                                  (.98)          (.99)        (1.08)          (.91)         (.51)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $21.46         $20.49        $17.30         $14.51        $12.59
                                                =====          =====         =====          =====         =====

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)              9.87%         25.41%        28.39%        24.74%        5.01%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $976,655       $699,230      $412,246      $282,615     $238,085
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $853,061       $560,582      $338,429      $257,240     $237,923
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            0.83%          0.74%         0.58%         0.90%        0.72%
Expenses                                         1.59%          1.60%         1.71%         1.68%        1.71%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       21.2%          19.7%         36.0%         36.0%        49.0%


1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                    22  Oppenheimer Quest Value Fund, Inc.

CLASS B                                                                              CLASS C
----------------------------------------------------------------------------         --------------------------
YEAR ENDED OCTOBER 31,                                                               YEAR ENDED OCTOBER 31,
1998                1997              1996(2)         1995            1994           1998             1997
============================================================================         ==========================

  $20.17            $17.08            $14.37          $12.53          $12.51            $20.17           $17.07
----------------------------------------------------------------------------            -----------------------


     .07               .05               .05             .05 (3)         .02 (3)           .07              .05
    1.76              3.97              3.71            2.69             .50              1.75             3.98
  -------           -------           -------         -------         -------           -------         -------

    1.83              4.02              3.76            2.74             .52              1.82             4.03
----------------------------------------------------------------------------            -----------------------

    (.05)             (.01)             (.07)           (.07)           (.03)             (.05)           (.01)
    (.87)             (.92)             (.98)           (.83)           (.47)             (.87)           (.92)
  -------           -------           -------         -------         -------           -------         -------

    (.92)             (.93)            (1.05)           (.90)           (.50)             (.92)           (.93)
----------------------------------------------------------------------------            -----------------------
  $21.08            $20.17            $17.08          $14.37          $12.53            $21.07           $20.17
   =====             =====             =====           =====           =====             =====            =====

============================================================================         ==========================
    9.38%            24.71%            27.76%          24.08%           4.43%             9.32%           24.79%
============================================================================         ==========================


$512,885          $298,348          $111,130         $38,557         $14,373          $140,461          $82,098

----------------------------------------------------------------------------          -------------------------
$417,011          $200,752          $ 68,175         $25,393         $ 8,341          $116,160          $55,969
----------------------------------------------------------------------------          -------------------------

    0.33%             0.25%             0.06%           0.36%           0.14%             0.33%            0.25%
    2.09%             2.10%             2.26%           2.21%           2.24%             2.10%            2.10%

----------------------------------------------------------------------------          -------------------------
    21.2%             19.7%             36.0%           36.0%           49.0%             21.2%            19.7%


5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $558,042,496 and $239,842,479, respectively.


                    23  Oppenheimer Quest Value Fund, Inc.

                                            CLASS C (continued)                           CLASS Y
                                            --------------------------------------        ----------------------
                                            YEAR ENDED OCTOBER 31,                        YEAR ENDED OCTOBER 31,
                                            1996(2)         1995            1994          1998           1997(1)
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $14.35         $12.52         $12.50         $20.55        $16.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             .04            .04(3)         .01(3)         .21           .10
Net realized and unrealized gain                 3.71           2.70            .51           1.83          3.95
                                           ----------    -----------    -----------    -----------   -----------
Total income from investment
operations                                       3.75           2.74            .52           2.04          4.05

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.05)          (.08)          (.03)          (.18)           --
Distributions from net realized gain             (.98)          (.83)          (.47)          (.87)           --
                                           ----------    -----------    -----------    -----------   -----------
Total dividends and distributions
to shareholders                                 (1.03)          (.91)          (.50)         (1.05)           --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $17.07         $14.35         $12.52         $21.54        $20.55
                                                =====          =====          =====          =====         =====

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)             27.73%         24.10%          4.45%         10.36%        24.55%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                $29,256        $10,140         $3,581        $10,036        $3,086
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $18,099        $ 6,711         $1,725        $ 5,673        $1,372
Ratios to average net assets:
Net investment income                            0.06%          0.31%          0.09%          1.30%         1.20%(5)
Expenses                                         2.20%          2.26%          2.28%          1.14%         1.19%(5)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       36.0%          36.0%          49.0%          21.2%         19.7%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $558,042,496 and $239,842,479, respectively.

See accompanying Notes to Financial Statements.

                    24  Oppenheimer Quest Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund seeks its investment objective through investment in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                    25  Oppenheimer Quest Value Fund, Inc.

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1998, a provision of $24,685 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $24,685 as of October 31, 1998.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $25,475, an increase in undistributed net investment income of $15,688 and an increase in accumulated net realized gain on investments of $9,787.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    26  Oppenheimer Quest Value Fund, Inc.

================================================================================
2. CAPITAL STOCK
The Fund has authorized 100 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                         YEAR ENDED OCTOBER 31, 1998             YEAR ENDED OCTOBER 31, 1997(1)
                                         ------------------------------          -------------------------------
                                         SHARES          AMOUNT                  SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      16,583,852       $ 357,559,555         15,030,841       $ 278,180,029
Dividends and
distributions reinvested                   1,630,228          32,669,682          1,380,466          23,316,006
Issued in conjunction with the
acquisition of Oppenheimer Quest
Officers Value Fund--Note 6                  314,171           7,009,162                 --                  --
Redeemed                                  (7,150,327)       (152,245,919)        (6,112,033)       (114,796,133)
                                          ----------       -------------         ----------       -------------
Net increase                              11,377,924       $ 244,992,480         10,299,274       $ 186,699,902
                                          ==========       =============         ==========       =============
---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      11,429,512       $ 243,714,221          9,222,271       $ 169,517,668
Dividends and
distributions reinvested                     679,452          13,432,763            382,280           6,387,808
Redeemed                                  (2,562,176)        (53,452,338)        (1,323,617)        (24,435,419)
                                          ----------       -------------         ----------       -------------
Net increase                               9,546,788       $ 203,694,646          8,280,934       $ 151,470,057
                                          ==========       =============         ==========       =============
---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       3,514,464       $  74,782,338          2,955,467       $  54,066,076
Dividends and
distributions reinvested                     192,925           3,812,187            105,641           1,764,202
Redeemed                                  (1,111,708)        (23,476,628)          (704,333)        (13,258,434)
                                          ----------       -------------         ----------       -------------
Net increase                               2,595,681       $  55,117,897          2,356,775       $  42,571,844
                                          ==========       =============         ==========       =============
---------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                         401,966       $   8,582,342            176,674       $   3,355,435
Dividends and
distributions reinvested                       8,611             172,481                 --                  --
Redeemed                                     (94,838)         (2,074,961)           (26,450)           (538,340)
                                          ----------       -------------         ----------       -------------
Net increase                                 315,739       $   6,679,862            150,224       $   2,817,095
                                          ==========       =============         ==========       =============

1. For the year ended October 31, 1997 for Class A, B and C and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of October 31, 1998, net unrealized appreciation on investments of $295,387,522 was composed of gross appreciation of $340,907,766, and gross depreciation of $45,520,244.



                   27  Oppenheimer Quest Value Fund, Inc.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of the Fund's average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.91% of the average annual net assets for Class A, Class B, Class C and Class Y shares.

         The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $4,135,963 to the Sub-Advisor.

         For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,331,484, of which $1,152,891 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $500,868, $7,537,928 and $633,692, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $480,249 and $8,638, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $682,890 and $45,642, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $1,482,025. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.


                   28  Oppenheimer Quest Value Fund, Inc.

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of shareholder accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $99,898 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $1,581,905 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

       The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for it's services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $16,987 and $7,261, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $3,580,295 and $761,621, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $12,541,852 for Class B and $1,402,082 for Class C.

                      29  Oppenheimer Quest Value Fund, Inc.

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

       The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. ACQUISITION OF OPPENHEIMER QUEST OFFICERS VALUE FUND

On June 12, 1998, Oppenheimer Quest Value Fund, Inc. acquired all the net assets of Oppenheimer Quest Officers Value Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Quest Officers Value Fund shareholders on February 18, 1998. The Fund issued (at an exchange ratio of 0.643267 shares of the Fund to one share of Oppenheimer Quest Officers Value
Fund) 314,171 shares of capital stock valued at $7,009,162 in exchange for the net assets of Oppenheimer Quest Officers Value Fund, resulting in combined net assets of $1,516,410,126 on June 12, 1998. The net assets acquired included net unrealized appreciation of $1,143,229. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
7. OTHER MATTERS

Effective September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
8. SUBSEQUENT EVENT

Effective November 1, 1998, the Manager discontinued the accounting services fee charged to the Fund. The Manager will continue to act as accounting agent for the Fund.

                     30  Oppenheimer Quest Value Fund, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. (the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 20, 1998

                     31 Oppenheimer Quest Value Fund, Inc.

FEDERAL INCOME TAX INFORMATION (Unaudited)


================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Distributions of $0.9836, $0.9209, $0.9191 and $1.0585 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 12, 1997, of which, for each class of shares, $0.3939 was designated as a capital gain distribution in the "28% Rate Group" and $0.3239 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

       Dividends paid by the Fund during the fiscal year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                     32  Oppenheimer Quest Value Fund, Inc.

OPPENHEIMER QUEST VALUE FUND, INC.


==================================================================================================
OFFICERS AND DIRECTORS      Bridget A. Macaskill, Chairman of the Board of Directors and President
                            Paul Y. Clinton, Director
                            Thomas W. Courtney, Director
                            Robert G. Galli, Director
                            Lacy B. Herrmann, Director
                            George Loft, Director
                            Robert C. Doll, Jr., Vice President
                            George C. Bowen, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Andrew J. Donohue, Secretary
                            Robert G. Zack, Assistant Secretary

==================================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

==================================================================================================
SUB-ADVISOR                 OpCap Advisors

==================================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

==================================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

==================================================================================================
CUSTODIAN OF                PricewaterhouseCoopers LLP
PORTFOLIO SECURITIES
==================================================================================================
LEGAL COUNSEL               Gordon Altman Butowsky Weitzen Shalov & Wein

                            This is a copy of a report to shareholders of Oppenheimer Quest Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Value Fund,
                            Inc. For material information concerning the Fund, see the Prospectus.
                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                      33  Oppenheimer Quest Value Fund, Inc.

OPPENHEIMERFUNDS FAMILY

=========================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund
====================================================================================================
GLOBAL STOCK FUNDS

----------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund        Quest Global Value Fund
International Small                  Global Fund                      Global Growth & Income Fund
Company Fund

====================================================================================================
STOCK FUNDS
----------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                      Growth Fund
Discovery Fund                       Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund         Quest Value Fund

====================================================================================================
STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------------
Main Street Income &                 Total Return Fund                Disciplined Allocation Fund
Growth Fund                          Quest Balanced                   Multiple Strategies Fund
Quest Opportunity                    Value Fund(1)                    Convertible Securities Fund(2)
Value Fund                           Equity Income Fund

====================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund             U.S. Government Trust
World Bond Fund                      Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                      Bond Fund

====================================================================================================
MUNICIPAL BOND FUNDS
----------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund      Municipal Fund

====================================================================================================
MONEY MARKET FUNDS (4)
----------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                      34  Oppenheimer Quest Value Fund, Inc.

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Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges.
Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]


RA0225.001.1098  December 30, 1998